Portland General Electric Earnings Conference Call First Quarter 2017 Exhibit 99.2

Cautionary Statement Information Current as of April 27, 2017 Except as expressly noted, the information in this presentation is current as of April 27, 2017 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update the presentation, except as may be required by law. Forward-Looking Statements Statements in this news release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding the expected capital costs for the Carty Generating Station and the recovery of those costs; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; and general economic and financial market conditions. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this news release are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties listed in the company’s most recent annual report on form 10-K and the company’s reports on forms 8-K and 10-Q filed with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time. 2

Leadership Presenting Today Jim Lobdell Senior VP of Finance, CFO & Treasurer Jim Piro President & CEO On Today's Call • Financial performance • Operational update • Economy and customers • Capital expenditures forecast • 2016 Integrated Resource Plan (IRP) • 2018 General Rate Case • Financial Update • Guidance 3

First Quarter 2017 Earnings Results NI in millions Q1 2016 Q1 2017 Net Income $61 $73 Diluted EPS $0.68 $0.82 2016 Diluted EPS $2.16 2017E Diluted EPS $2.20 - $2.35 4 Q1 Q1 Q2 Q3 Q4 Q2-Q4 $1.38 - $1.53

Accomplishments and operational update Generating Plant Availability 95% 5 Top Quartile Customer Satisfaction TQS Research, Inc. and Market Strategies International Successful companywide effort to deliver safe and reliable service to customers in the face of historic winter storms Environmental Champion Market Strategies International

• Positive economic trends in our service area, including: unemployment at record-low, rising wages and continued increases in building permits1 • Unemployment rate in our service area at 3.3 percent -- beating Oregon's rate of 3.8 percent and the national rate of 4.5 percent2 • Average residential customer count increased approximately 1.1 percent over the past year • Weather-adjusted 2017 energy deliveries forecast to decrease by 0 to 1 percent, with long-term positive annual growth of 1 percent based on continued strength of local economy3 Economic Update (1) Oregon Office of Economic Analysis (2) State of Oregon Employment Department (3) Net of approximately 1.5% of energy efficiency 6

Capital Planning Current Capital Outlook Investments include: • Upgrades and replacement of aging generation, transmission and distribution • Strengthening the power grid for earthquakes, cyberattacks and other potential threats • New customer information systems and technology tools (1) Includes approximately $300 million of ongoing capital plus Board approved investments in resiliency for 2017 and 2018. PGE continues to evaluate its need for additional resiliency investments and will update this forecast as appropriate. $585 $446 7 (1)

Carty Generation Station update 8 Carty Generating Station, our 440 MW natural gas baseload plant near Boardman, Ore. • Carty plant in-service, including AFDC, as of 3/31/2017: $636M • Total estimated cost, including AFDC, for completion: ~$640M • Estimated time frame to complete litigation: 2-4 years • Oral argument on the Sureties' appeal to the 9th Circuit scheduled for May 8

2016 Integrated Resource Plan • Reflects PGE's shift to more renewables in keeping with Oregon Clean Electricity Plan • Process includes continuing dialog with OPUC staff and stakeholders • RFPs will be open to a variety of resource options Areas of Focus • Energy efficiency (135 MWa) and demand-side actions (77 MW) • Investment/acquisition of renewables (175 MWa) to meet Oregon Clean Electricity Plan — IRP will position PGE to comply with 27% RPS requirements by 2025 • Filling up to approximately 561 MW capacity deficit to ensure reliability 9 IRP filed with commission OPUC acknowledgement expected RFP bidding process commences Expected to reach decision on RFPs Nov. 2016 Q3 2017 2nd Half 2017 2018

2018 General Rate Case filed Feb. 28 Key drivers: Investments in the system to keep it safe, reliable and secure Includes: • Replacing assets at the end of their useful life • Strengthening the system to better prepare for storms, earthquakes, cyberattacks and other potential threats • Investments in operational changes to integrate more renewable resources and enhance system reliability Timeline: • Early May: PGE to host stakeholder workshop • Early June: Staff and intervenor reply testimony filed; start settlement discussions • End of December: Final order expected from the commission • Jan. 1, 2018: New prices anticipated to go into effect 10

First Quarter Financial Results Q1 2016 Q1 2017 Retail Revenue Power Costs Generation, Transmission and Distribution Administrative and General $ in millions Other Misc Items AFDC Equity $ (5) D & A $ (1) Property, Payroll and Other Taxes $ (2) Miscellaneous Other $ 2 11

First Quarter Earnings Bridge Q1 2016 Q1 2017 Gross Margin Carty PTCs Distribution Costs Weather Impact on Load $ 0.27 Power Cost Adjustment $ 0.03 Weather Adjusted Load, net $ (0.08) 12

Liquidity and Financing Total Liquidity as of 03/31/2017 (in millions) Credit Facilities $ 660 Commercial Paper — Letters of Credit $ (56) Cash $ 31 Available $ 635 Ratings S&P Moody's Senior Secured A- A1 Senior Unsecured BBB A3 Commercial Paper A-2 Prime-2 Outlook Stable Stable ($ in millions) Q1 2017 Q2 2017 Q3 2017 Q4 2017 First Mortgage Bonds Plan to issue ~$450 million Bank Loan $150 million maturing 13

Guidance and Assumptions 2017 EPS Guidance: $2.20 - $2.35 • Retail deliveries decline between zero and one percent, weather -adjusted; • Above average hydro conditions based on the current year hydro forecast; • Wind generation for the remainder of the year based on 5 years of historic levels or forecast studies when historical data is not available; • Normal thermal plant operations for the remainder of the year; • Revised operating and maintenance costs between $550 to $570 million driven by major storm restorations costs through April • Depreciation and amortization expense between $340 and $350 million 14

Dividend 15 •Eleventh consecutive dividend increase •Anticipated annual dividend increase of 5% - 7% •Target payout ratio of approximately 50% - 70% 3.6% CAGR

Maintain high level of operational excellence Work collaboratively with all our stakeholders to obtain acknowledgement of our 2016 Integrated Resource Plan and associated action plan Achieve a fair and reasonable result on our 2018 General Rate Case 2017 Key Initiatives 16